Employee Benefit Plans	12 Months Ended
Jan. 31, 2013
Employee Benefit Plans

(11) Employee Benefit Plans

The Company’s salaried and certain hourly employees participate in Company sponsored, defined contribution plans. Total expense for the Company’s portion of these plans was $4.0 million, $4.1 million and $4.3 million in the fiscal years 2013, 2012 and 2011, respectively.

The Company has a deferred compensation plan for certain management employees. Participants may elect to defer up to 25% of their salaries and up to 50% of their bonuses to the plan. Company matching contributions, and the vesting period of those contributions, are established at the discretion of the Company. Employee deferrals are vested at all times. The total amount deferred, including Company matching, for the fiscal years 2013, 2012 and 2011 was $1.3 million, $2.0 million and $1.5 million, respectively. The total liability for deferred compensation was $12.4 million and $11.2 million as of January 31, 2013 and 2012, respectively. These liabilities are included in other long-term liabilities.

The Company contributes to 33 multiemployer defined benefit pension plans under the terms of collective-bargaining agreements that cover its union-represented employees. The risks of participating in these multiemployer plans are different from single-employer plans in the following aspects:

•	assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers;

•	if a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers; and

•	if the Company chooses to stop participating in some of its multiemployer plans, the Company may be required to pay those plans an amount based on the underfunded status of the plan, referred to as a withdrawal liability.

In accordance with accounting guidance, the Company evaluated each of its multiemployer plans to determine if any were individually significant to the Company. The evaluation was based on the following criteria:

•	the Company’s total employees participating in the multiemployer plan compared to the total employees covered by the plan;

•	the Company’s total contributions to the multiemployer plan as a percentage of the total contributions to the plan by all participating employers; and

•	the amount of potential liability that could be incurred due to the Company’s withdrawal from the multiemployer plan, underfunded status of the plan or other participating employers’ withdrawal from the plan.

As of January 31, 2013 and 2012 the Company did not participate in multiemployer plans that would be considered individually significant.

The Company makes contributions to these multiemployer plans equal to the amounts accrued for pension expense. Total contributions and union pension expense for these plans was $3.2 million, $3.1 million and $3.6 million in the fiscal years 2013, 2012 and 2011, respectively. Information regarding assets and accumulated benefits of these plans has not been made available to the Company.

The Company also provides supplemental retirement benefits to its former chief executive officer. Benefits are computed based on the compensation earned during the highest five consecutive years of employment reduced for a portion of Social Security benefits and an annuity equivalent of his defined contribution plan balance. The Company does not contribute to the plan or maintain any investment assets related to the expected benefit obligation. The Company has recognized the full amount of its actuarially determined pension liability. The amount recognized in the Company’s consolidated balance sheets at January 31, 2013 and 2012 were $5.6 million and $4.6 million, respectively, and are included in other long-term liabilities. Net periodic pension cost of the supplemental retirement benefits for the fiscal years 2013, 2012 and 2011 was $1.4 million, $1.1 million and $0.5 million, respectively.